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                                                                    EXHIBIT 99.4


                               UNAUDITED PRO FORMA
                         COMBINED FINANCIAL INFORMATION

         The following unaudited pro forma combined financial statements give effect to the merger using the purchase method of accounting, after giving effect to the pro forma adjustments described in the accompanying notes. The unaudited pro forma combined balance sheet gives effect to the merger as if it had occurred on September 30, 1999. The unaudited pro forma combined statements of income for the year ended December 31, 1998 and the nine months ended September 30, 1999 give effect to the merger as if it had occurred at the beginning of the periods presented.

         PLEASE REMEMBER THAT THE INFORMATION PRESENTED IN THE FOLLOWING PRO FORMA COMBINED FINANCIAL STATEMENTS IS ONLY HYPOTHETICAL AND DOES NOT NECESSARILY REFLECT THE FINANCIAL PERFORMANCE THAT WOULD HAVE ACTUALLY RESULTED IF THE MERGER HAD BEEN COMPLETED ON THOSE DATES. FURTHER, THIS INFORMATION DOES NOT NECESSARILY REFLECT FUTURE FINANCIAL PERFORMANCE RESULTING FROM THE MERGER.

         This information is only a summary and you should read it together with the historical financial statements and related notes contained in the annual reports, quarterly reports and other information that HCPI has filed with the SEC and incorporated by reference.


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                      HEALTH CARE PROPERTY INVESTORS, INC.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1999
                                 (In thousands)

                                                       Historical
                                           ---------------------------------
                                             Health Care       American
                                              Property          Health            Pro Forma
                                           Investors, Inc.  Properties, Inc.     Adjustments        Pro Forma
                                           ---------------  ----------------   ----------------   -------------
ASSETS
Real Estate Investments
  Buildings and Improvements                $ 1,283,343      $   796,513        $    66,897 (1)   $ 2,146,753
  Accumulated Depreciation                     (215,258)        (118,597)           118,597 (1)      (215,258)
                                            -----------      -----------        -----------       -----------
                                              1,068,085          677,916            185,494         1,931,495
Construction in Progress                          9,293           15,236                 --            24,529
Land                                            161,445           81,206                 --           242,651
                                            -----------      -----------        -----------       -----------
                                              1,238,823          774,358            185,494         2,198,675
Investments in and Advances to
  Partnerships                                   46,184               --                 --            46,184
Loans Receivable                                187,461            8,669             (4,044)(1)       192,086
Other Assets                                     23,924           12,860             (4,227)(1)        32,557
Cash and Cash Equivalents                         8,199           15,512                 --            23,711
                                            -----------      -----------         ----------       -----------
TOTAL ASSETS                                $ 1,504,591      $   811,399         $  177,223       $ 2,493,213
                                            ===========      ===========         ==========       ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Bank Notes Payable                          $   100,500      $    53,000         $   47,110 (2)   $   200,610
Senior Notes Payable                            551,070          219,248             (4,394)(1)       765,924
Convertible Subordinated Notes due 2000         100,000               --                 --           100,000
Mortgage Notes Payable                           60,596           56,032                 --           116,628
Accounts Payable, Accrued Expenses and
  Deferred Income                                35,150           29,721              1,260 (1)        66,131
Minority Interests in Partnerships               39,400              359                 --            39,759

STOCKHOLDERS' EQUITY
  Preferred Stock                               187,847          100,000            (11,850)(1)       275,997
  Common Stock                                   32,046              250             19,238 (1)        51,534
  Additional Paid-In Capital                    463,456          516,335            (37,687)(1)       942,104
  Cumulative Net Income                         601,153          424,493           (424,493)(1)       601,153
  Cumulative Dividends                         (666,627)        (588,039)           588,039 (1)      (666,627)
                                            -----------      -----------         ----------       -----------
TOTAL STOCKHOLDERS' EQUITY                      617,875          453,039            133,247         1,204,161
                                            -----------      -----------         ----------       -----------
TOTAL LIABILITIES AND STOCKHOLDERS'
  EQUITY                                    $ 1,504,591      $   811,399         $  177,223       $ 2,493,213
                                            ===========      ===========         ==========       ===========

  See accompanying notes to unaudited pro forma combined financial statements.


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                      HEALTH CARE PROPERTY INVESTORS, INC.

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                      NINE MONTHS ENDED SEPTEMBER 30, 1999
                                 (In Thousands)

                                                     Historical
                                          ---------------------------------
                                            Health Care       American
                                             Property          Health          Pro Forma
                                          Investors, Inc.  Properties, Inc.   Adjustments         Pro Forma
                                          ---------------  ----------------   -----------         ---------
Revenue
  Rental Income                             $ 128,245         $  79,425         $      --         $ 207,670
  Tenant Reimbursements                         6,394             2,426                --             8,820
  Interest and Other Income                    19,012             2,027                --            21,039
                                            ---------         ---------         ---------         ---------
                                              153,651            83,878                --           237,529
                                            ---------         ---------         ---------         ---------
Expense
  Interest Expense                             39,496            16,280             4,011 (3)        59,787
  Depreciation/Non Cash Charges                32,059            16,518             2,688 (4)        51,265
  Facility Operating Expenses                  11,894             5,238                --            17,132
  Other Expenses                                7,440             6,259            (5,507)(5)         8,192
                                            ---------         ---------         ---------         ---------
                                               90,889            44,295             1,192           136,376
                                            ---------         ---------         ---------         ---------
Income From Operations                         62,762            39,583            (1,192)          101,153
  Minority Interests                           (3,838)             (141)               --            (3,979)
  Gain on Sale of Real Estate
     Properties                                10,303            55,133                --            65,436
                                            ---------         ---------         ---------         ---------
Net Income                                     69,227            94,575            (1,192)          162,610
                                            ---------         ---------         ---------         ---------
Dividends to Preferred Stockholders            12,328             6,450                --            18,778

Net Income Applicable to Psychiatric
  Group Depository Shares                          --             1,378                --             1,378
                                            ---------         ---------         ---------         ---------
Net Income Applicable to Common Shares      $  56,899         $  86,747         $  (1,192)        $ 142,454(6)
                                            =========         =========         =========         =========
Basic Earnings Per Common Share             $    1.80         $    3.47                           $    2.79(6)
                                            =========         =========                           =========
Diluted Earnings Per Common Share           $    1.80         $    3.44                           $    2.73(6)
                                            =========         =========                           =========
Funds From Operations (7)                   $  77,608         $  49,297         $   2,783 (8)     $ 129,688(6)
                                            =========         =========         =========         =========
Dividends Per Common Share                  $    2.07         $    1.70                --         $    2.07
                                            =========         =========         =========         =========
Weighted Average Shares
  Outstanding -- Basic                         31,590            24,988            (5,500)(9)        51,078
                                            =========         =========         =========         =========
Weighted Average Shares
  Outstanding -- Diluted                       34,317            25,189            (5,005)(9)        54,501
                                            =========         =========         =========         =========


  See accompanying notes to unaudited pro forma combined financial statements.


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                      HEALTH CARE PROPERTY INVESTORS, INC.

                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1998
                                 (In Thousands)

                                                Historical
                                     ---------------------------------
                                       Health Care       American
                                        Property          Health           Pro Forma
                                     Investors, Inc.  Properties, Inc.    Adjustments           Pro Forma
                                     ---------------  ----------------    -----------           ---------
Revenue
 Rental Income                         $ 134,158         $ 105,600         $      --            $ 239,758
 Tenant Reimbursements                     2,800             2,099                --                4,899
 Interest and Other Income                24,591             5,023                --               29,614
                                       ---------         ---------         ---------            ---------
                                         161,549           112,722                --              274,271
                                       ---------         ---------         ---------            ---------
Expense
 Interest Expense                         36,753            21,609             5,339 (3)           63,701
 Depreciation/Non Cash Charges            32,523            21,354             3,579 (4)           57,456
 Facility Operating Expenses               5,053             5,769                --               10,822
 Impairment Loss on Real Estate
   and Notes Receivable                       --             8,330                --                8,330
 Other Expenses                            8,566             9,006            (8,003)(5)            9,569
                                       ---------         ---------         ---------            ---------
                                          82,895            66,068               915              149,878
                                       ---------         ---------         ---------            ---------
Income From Operations                    78,654            46,654              (915)             124,393
Minority Interests                        (5,540)             (189)               --               (5,729)
Gain on Sale of Real Estate
  Properties                              14,053                --                --               14,053
                                       ---------         ---------         ---------            ---------
Net Income                                87,167            46,465              (915)             132,717
                                       ---------         ---------         ---------            ---------
Dividends To Preferred
  Stockholders                             8,532             8,600                --               17,132
Net Loss Applicable To
  Psychiatric Group Depositary
  Shares                                      --            (5,180)               --               (5,180)
                                       ---------         ---------         ---------            ---------
Net Income Applicable to Common
  Shares                               $  78,635         $  43,045         $    (915)           $ 120,765(6)
                                       =========         =========         =========            =========
Basic Earnings Per Common Share        $    2.56         $    1.77                              $    2.40(6)
                                       =========         =========                              =========
Diluted Earnings Per Common Share      $    2.54         $    1.75                              $    2.40(6)
                                       =========         =========                              =========
Funds From Operations (7)              $  96,255         $  63,485         $   4,384 (8)        $ 164,124(6)
                                       =========         =========         =========            =========
Dividends Per Common Share             $    2.62         $    2.20                              $    2.62
                                       =========         =========                              =========
Weighted Average Shares
  Outstanding -- Basic                    30,747            24,379            (4,891)(9)           50,235
                                       =========         =========         =========            =========
Weighted Average Shares
  Outstanding -- Diluted                  33,664            24,605            (5,119)(9)           53,150
                                       =========         =========         =========            =========

  See accompanying notes to unaudited pro forma combined financial statements.

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           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

BALANCE SHEET

         (1) Adjustments to reflect (a) the estimated fair value of assets acquired and liabilities assumed, (b) the elimination of AHP stockholders' equity, (c) the issuance of HCPI's common stock in exchange for all the outstanding common stock of AHP and (d) the conversion of AHP series B cumulative redeemable preferred stock into HCPI series C cumulative redeemable preferred stock.

         Components of the estimated purchase price (in thousands):

LIABILITIES ASSUMED:

Existing Liabilities Net Assumed                                       $358,360
Estimated Fair Value Decrease in Liabilities                             (3,134)
Estimated Increase in Bank Credit Facility                               47,110
                                                                       --------
Estimated Total Liabilities Assumed                                    $402,336
                                                                       ========
EQUITY ISSUED:

Preferred Stock (4,000,000 depositary shares valued at
  $22.04, the average closing price of AHP series B
  cumulative redeemable preferred depositary shares
  during the week of August 2, 1999)                                     88,150
Common Stock (19,488,000 shares valued at $25.57 per
  share, the average closing price of HCPI common stock
  during the week of August 2, 1999)                                    498,386
Estimated Registration Costs                                               (250)
                                                                       --------
Estimated Equity Issued                                                 586,286
                                                                       --------
Estimated Total Purchase Price                                         $988,622
                                                                       ========

         Fair value of the real estate properties are based on preliminary estimates. HCPI is in the process of determining fair values on a property-by-property basis using the present value of future cash flows. Senior Notes Payable have been adjusted to estimated fair values based upon current interest rates.

         Estimated allocation of the purchase price (in thousands):

Cash and Cash equivalents                                              $ 15,512
Estimated Real Estate Properties                                        959,852
Estimated Loans Receivable                                                4,625
Estimated Other Assets                                                    8,633
                                                                       --------
Estimated Assets Acquired                                              $988,622
                                                                       ========

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                      NOTES TO UNAUDITED PRO FORMA COMBINED
                       FINANCIAL STATEMENTS -- (CONTINUED)

         (2) Adjustment to reflect estimated borrowings required to fund the amounts listed below in connection with the merger (in thousands):

AHP executive employment and consulting
   agreements costs                                                 $ 17,000
Estimated cash payments for AHP common stock
   options and  rights                                                 8,500(a)
Other AHP employee and director compensation costs                     3,300
Financial advisory, legal, accounting and other costs                 18,310
                                                                    --------
                                                                    $ 47,110
                                                                    ========

-------------

(a) assumes outstanding options to acquire AHP common stock were converted into the right to receive cash.

STATEMENTS OF INCOME

         (3) Adjustment to reflect the effect of (a) the increase in interest expense related to additional borrowings described in the adjustment described in Note (2) applying an 8.25% annual interest rate (a change of 0.125% in this interest rate would result in a $60,000 annual change in this interest expense adjustment) and (b) the increase in interest expense related to adjusting assumed liabilities to estimated fair value.

         (4) Adjustment to reflect (a) increased depreciation expense associated with the increase to fair value of the AHP depreciable property using the straight-line method over a 35-year period and (b) elimination of amortization expense related to intangible assets which have no continuing value to HCPI after the merger.

         (5) Adjustments to reflect the net reduction in general and administrative expenses resulting from (a) the elimination of most of AHP's payroll and corporate office costs, (b) the elimination of duplicative administrative costs and offset by (c) increased payroll and related costs pertaining to additional employees required by HCPI due to the merger.

         (6) If the adjustments referred to in (5) above had not been made, (a) pro forma net income applicable to common shares would have been $136,947 and $112,762 for the nine months ended September 30, 1999 and the year ended December 31, 1998, respectively, (b) pro forma basic earnings per common share would have been $2.68 and $2.24 for the nine months ended September 30, 1999 and the year ended December 31, 1998, respectively, (c) pro forma diluted earnings per common share would have been $2.63 and $2.24 for the nine months ended September 30, 1999 and the year ended December 31, 1998, respectively, and (d) pro forma funds from operations would have been $124,181 and $156,121 for the nine months ended September 30, 1999 and the year ended December 31, 1998, respectively.

         (7) HCPI believes that funds from operations is an important supplemental measure of operating performance. Funds from operations is defined as net income applicable to common shares (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructure and sales of property, plus real estate depreciation, and after adjustments for unconsolidated partnerships and joint ventures. Funds from operations does not, and is not intended to, represent cash generated from operating activities in accordance with generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered as an alternative to net income. Funds from


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

                      NOTES TO UNAUDITED PRO FORMA COMBINED
                       FINANCIAL STATEMENTS -- (CONTINUED)

operations, as defined by HCPI, may not be comparable to similarly titled items reported by other real estate investment trusts that do not define it in accordance with the definition prescribed by the National Association of Real Estate Investment Trusts (NAREIT).

         (8) Adjustment to reflect the effect of the merger upon funds from operations due to (a) additional interest expense on additional borrowings discussed in Note (2) and an increase in interest expense related to adjusting assumed liabilities to estimated fair value, (b) elimination of non-cash amortization due to the elimination of intangible assets with no future value after the completion of the merger and (c) impact of adjustments to general and administrative expenses discussed in Note (5).

         (9) Adjustment to reflect the impact of the issuance of HCPI common stock by applying the exchange ratio of 0.78 to the outstanding AHP common stock. Assumes options to acquire AHP common stock were converted into the right to receive cash.




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